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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 30, 2003

                            METALLURG HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                                333-60077                         23-2967577
     (State or Other                            (Commission                       (IRS Employer
      Jurisdiction of                           File Number)                 Identification Number)
      Incorporation)

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                                  Building 400

                              435 Devon Park Drive

                            Wayne, Pennsylvania 19087

                    (Address of Principal Executive Offices)




                                 (610) 293-0838
              (Registrant's telephone number, including area code)









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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of September 30, 2003, Metallurg Holdings, Inc.
("Metallurg Holdings"), through its wholly owned subsidiaries, Metallurg, Inc.
and Metallurg Holdings Corporation, sold all of its interests in (a) Elektrowerk
Weisweiler GmbH ("EWW"), a German corporation engaged in the manufacture of low carbon ferrochrome; and (b) Turk Maadin Sirketi A.S. ("TMS"), a Turkish corporation engaged in the mining of chrome ore.

         The shares and assets of EWW and TMS were sold to, and certain liabilities assumed by, LAGO Vierundzwanzigste GmbH ("LAGO"), a German company, for an aggregate purchase price of $10,000,000 in cash. The net book value of the entities sold, including goodwill of $8,500,000, was $21,118,000 at June 30, 2003.

         LAGO is a wholly owned subsidiary of Sudamin Recycling GmbH & Co. KG
("Sudamin"), a German company. At September 30, 2003 Sudamin was an affiliate of
Safeguard International Fund, L.P., the majority owner of Metallurg's parent, Metallurg Holdings, Inc. As the above transactions were between members of a common controlled group, as defined for accounting purposes, they are accounted for on the historical basis with no gain or loss being recorded. See "Item 7.
Financial Statements" for pro forma results.

         Dr. Heinz C. Schimmelbusch and Mr. Arthur Spector, both of whom are directors and officers of Metallurg, were also directors of Sudamin through the transaction date of September 30, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Pursuant to paragraphs (b)(1) and (c) of Item 7 of Form 8-K, Metallurg
Holdings is furnishing pro forma financial information and exhibits as follows:

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
Exhibit
Number       Description of Exhibit
------       ----------------------
10.1         Share Purchase and Transfer Agreement, dated September 30, 2003, for the sale of Elektrowerk Weisweiler GmbH and Turk Maadin Sirketi
             A.S. by Metallurg, Inc. and Metallurg Holdings Corporation to LAGO
             Vierundzwanzigste GmbH.

99.1         Unaudited pro forma consolidated statement of income of Metallurg
             Holdings, Inc. for the two quarters ended June 30, 2003.

99.2         Unaudited pro forma consolidated statement of income of Metallurg
             Holdings, Inc. for the two quarters ended June 30, 2002.

99.3         Unaudited pro forma consolidated statement of income of Metallurg
             Holdings, Inc. for the year ended December 31, 2002.

99.4         Unaudited pro forma consolidated statement of income of Metallurg
             Holdings, Inc. for the year ended December 31, 2001.

99.5         Unaudited pro forma consolidated statement of income of Metallurg
             Holdings, Inc. for the year ended December 31, 2000.

99.6         Unaudited pro forma consolidated balance sheet of Metallurg
             Holdings, Inc. as of June 30, 2003.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         METALLURG HOLDINGS, INC.



Date: October 15, 2003                   By:     /s/ Arthur R. Spector
                                                ---------------------
                                         Name:  Arthur R. Spector
                                         Title: Executive Vice President
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)











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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit                                                      Method of Filing
------       ----------------------                                                      ----------------
10.1         Share Purchase and Transfer Agreement, dated September 30, 2003, for the sale of Elektrowerk Weisweiler GmbH and Turk Maadin
             Sirketi A.S. by Metallurg, Inc. and Metallurg Holdings Corporation to
             LAGO Vierundzwanzigste GmbH.                                                 Filed herewith

99.1         Unaudited pro forma consolidated statement of income
             of Metallurg Holdings, Inc. for the two quarters ended June 30, 2003.        Filed herewith

99.2         Unaudited pro forma consolidated statement of income
             of Metallurg Holdings, Inc. for the two quarters ended June 30, 2002.        Filed herewith

99.3         Unaudited pro forma consolidated statement of income
             of Metallurg Holdings, Inc. for the year ended December 31, 2002.            Filed herewith

99.4         Unaudited pro forma consolidated statement of income
             of Metallurg Holdings, Inc. for the year ended December 31, 2001.            Filed herewith

99.5         Unaudited pro forma consolidated statement of income
             of Metallurg Holdings, Inc. for the year ended December 31, 2000.            Filed herewith

99.6         Unaudited pro forma consolidated balance sheet
             of Metallurg Holdings, Inc. as of June 30, 2003.                             Filed herewith

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                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'